HERITAGE CAPITAL APPRECIATION TRUST
                        HERITAGE GROWTH AND INCOME TRUST
                              HERITAGE INCOME TRUST
                              HERITAGE SERIES TRUST

                         SUPPLEMENT DATED JUNE 15, 2006
                     TO THE PROSPECTUS DATED JANUARY 3, 2006
                        AS SUPPLEMENTED FEBRUARY 28, 2006

Effective July 1, 2006, for purposes of calculating the sales charge for future purchases of Class A shares, the value of Class C shares may be added to previous purchases of Class A and Class B shares (excluding the money market funds). As a result, the "Rights of Accumulation" paragraph contained within the "Sales Charge Reductions and Waivers" section on page 33 of the Heritage Mutual Funds prospectus is replaced in its entirety as follows:

           RIGHTS OF ACCUMULATION. Effective July 1, 2006, you may add the value of your previous Class A, Class B and Class C purchases (excluding the money market funds) for purposes of calculating the sales charge for future purchases of Class A shares. For example, if you previously purchased $20,000 of Class A, Class B or Class C shares of a Heritage mutual fund and made a subsequent investment of $10,000 in Class A shares, a sales charge discount would be applied to the $10,000 investment.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                       THE PROSPECTUS FOR FUTURE REFERENCE